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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  March 7, 2006

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                              ORALABS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

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                        Commission file number 000-23039


              COLORADO                                         14-1623047
  (State or other jurisdiction of                           (I.R.S. Employer
   incorporation or organization)                           Identification No.)

 18685 East Plaza Drive, Parker, Colorado                         80134
 (Address of principal executive offices)                       (Zip Code)

                                 (303) 783-9499
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule
            or Standard; Transfer of Listing

         On March 7, 2006, OraLabs Holding Corp. (the "Company") received a letter from the Listing Qualifications Department of the NASDAQ Stock Market indicating that as a result of the resignation of a director of the Company on February 14, 2006, the Company fails to comply with the provisions of NASDAQ's Marketplace Rule 4350, which requires the Company to have an audit committee of at least three independent directors as defined by NASDAQ's rules. Consistent with Marketplace Rule 4350(d)(4), the Company has a cure period until the earlier of the Company's next annual shareholders' meeting, or February 14, 2007, in order to regain compliance and avoid delisting of the Company's stock. The Company intends to appoint a replacement independent director to serve on the Board of Directors and Audit Committee within the cure period.

Item 9.01.  Financial Statements and Exhibits

        (d) Exhibits. The following items are filed as exhibits to this report.

99.1    Press Release issued by OraLabs Holding Corp. on March 10, 2006.


                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   ORALABS HOLDING CORP.

                                                   By: /s/ Gary H. Schlatter
                                                      --------------------------
                                                      Gary H. Schlatter
                                                      President
Date: March 10, 2006




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                                  EXHIBIT INDEX

Exhibit No.                 Description

99.1     Press Release issued by OraLabs Holding Corp. on March 10, 2006.




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